Exhibit 7.01

Joint Filing Agreement

In accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a Schedule 13D, dated August 7, 2007 (including amendments thereto) with respect to the common shares of Meritage Homes Corporation.  This Joint Filing Agreement shall be filed as an Exhibit to such Schedule 13D.

Dated:  August 7, 2007

McCarthy Group, LLC,			MGI Holdings, Inc.,
a Delaware limited liability company			a Nebraska corporation

By:	/s/ Michael R. McCarthy		By:	/s/ Michael R. McCarthy
	Michael R. McCarthy, Chairman			Michael R. McCarthy, Chairman

McCarthy Capital Corporation,			Fulcrum Growth Partners II, L.P.,
a Nebraska corporation			a Delaware limited partnership

By:	/s/ Michael R. McCarthy		By:	Fulcrum GP, L.L.C.,
	Michael R. McCarthy, Chairman			a Delaware limited liability company
			Its:	General Partner

				By:	McCarthy Capital Corporation,
a Nebraska Corporation
				Its:	Manager

					By:	/s/ Michael R. McCarthy
Michael R. McCarthy,
Chairman

Fulcrum GP, L.L.C.,			Fulcrum Growth Partners III, L.L.C.,
a Delaware limited liability company			a Delaware limited liability company

	By:	McCarthy Capital Corporation,		By:	McCarthy Group, LLC,
	a Nebraska Corporation				a Delaware limited liability company
	Its:	Manager		Its:	Managing Member

	By:	/s/ Michael R. McCarthy			By:	/s/ Michael R. McCarthy
	Michael R. McCarthy,					Michael R. McCarthy,
	Chairman					Chairman
Fulcrum Homes, LLC,			Fulcrum Real Estate, LLC,
a Nebraska limited liability company			a Delaware limited liability company

By:	McCarthy Capital Corporation,		By:	McCarthy Capital Corporation,
	a Nebraska Corporation			a Nebraska Corporation
Its:	Manager		Its:	Manager

	By:	/s/ Michael R. McCarthy		By:	/s/ Michael R. McCarthy
	Michael R. McCarthy, Chairman				Michael R. McCarthy, Chairman

/s/ Michael R. McCarthy					/s/ Dana C. Bradford
Michael R. McCarthy					Dana C. Bradford

Southwest Value Partners Fund XIV, LP,					SWVP Fund XIV GP, LLC,
a Delaware limited partnership					a Delaware limited liability company

By:	SWVP FUND XIV GP, LLC,				By:	Southwest Value Partners, LLC,
	a Delaware limited liability company					a Delaware limited liability company
Its:	General Partner				Its:	Member

	By:	Southwest Value Partners, LLC,				By:	SWVP XIV, LLC,
		a Delaware limited liability company					a Delaware limited liability
	Its:	Member					company
						Its:	Manager
		By:	SWVP XIV, LLC,
			a Delaware limited liability				By:	/s/ Mark A. Schlossberg
			company					Mark A. Schlossberg,
		Its:	Manager					President

			By:	/s/ Mark A. Schlossberg
Mark A. Schlossberg,
President

Southwest Value Partners, LLC,					SWVP XIV, LLC,
a Delaware limited liability company					a Delaware limited liability company

By:	SWVP XIV, LLC,				By:	/s/ Mark A. Schlossberg
	a Delaware limited liability company					Mark A. Schlossberg, President
Its:	Manager

	By:	/s/ Mark A. Schlossberg			/s/ Robert Gary Sarver
		Mark A. Schlossberg, President			Robert Gary Sarver

SWVP XIV Management Co., Inc.,
a California corporation

By:	/s/ Mark A. Schlossberg				/s/ Mark A. Schlossberg
	Mark A. Schlossberg, President				Mark A. Schlossberg